Exhibit 32.2

                       CERTIFICATION OF PERIODIC REPORT

I, John Stephens, Senior Vice President and Chief Operating Officer, of Biofield Corp. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 30, 2004       By: /s/ John D. Stephens
                               -------------------------------------------------
                               John D. Stephens
                               Senior Vice President and Chief Operating Officer (Principal Accounting and Financial Officer)